Consolidated Statements of Changes in Shareholders' Equity and Comprehensive Income - USD ($)	Total	Common Stock	Additional Paid-In Capital	Treasury Stock	Accumulated Other Comprehensive Income	Retained Earnings
Nonvested Restricted Stock	$ 0
Balance at at Dec. 31, 2018	80,518,433	$ 31,548	$ 12,235,341	$ (4,330,712)	$ (27,909)	$ 72,610,165
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net Income	7,794,487
Other Comprehensive Loss, Net of Tax:	4,495,436
Cash Dividends On Common Stock	(1,123,219)
Balance at at Dec. 31, 2019	91,758,005	$ 31,578	$ 12,308,179	$ (4,330,712)	$ 4,467,527	$ 79,281,433
Nonvested Restricted Stock	$ 0